ASSIGNMENT AND ASSUMPTION
                           -------------------------
                     (License Agreement with RhoMed Inc.)

                  This Assignment and Assumption, dated January 21, 1994, by Sterling Winthrop Inc., a Delaware corporation ("Seller"), and by Burroughs Wellcome Co., a North Carolina corporation ("Buyer").

                  WHEREAS, Seller and Buyer are parties to an Asset Purchase Agreement dated as of January 11, 1994 (the "APA"), pursuant to which Seller has agreed to sell to Buyer and Buyer has agreed to purchase certain Assets and assume certain Liabilities, as defined therein, of Seller used in the business of the Sterling Winthrop Immunoconjugate Division of Seller ("SWIC"); and

                  WHEREAS, the Assets include all of the rights of Seller in, to and under the contract set forth on Schedule A hereto (the "Contract"); and

                  WHEREAS, pursuant to the terms of the APA, Seller desires to assign and delegate, and Buyer desires to assume, certain rights and obligations of Seller under the Contract.

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be legally bound hereby:

                  1. Assignment. Seller hereby sells, grants, assigns and conveys to Buyer all of Seller's right, title and interest in and to the Contract that arise on or after the date hereof.

                  2. Assumption. Buyer hereby assumes and agrees to perform all of those obligations of Seller under and pursuant to the Contract that arise on or after the date hereof.

                  3. Successors and Assigns. This Assignment and Assumption binds, inures to the benefit of, and is enforceable by the successors and assigns of the parties.

                  4. Governing Law. This Assignment and Assumption shall be governed by, construed and enforced in accordance with New
York law, without regard to principles of conflicts of law applicable in such jurisdiction.

                  5. Counterparts. This Assignment and Assumption may be executed in any number of counterparts and either party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.






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                  IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed on their behalf by their duly authorized officers on the date first above written.


                                    BURROUGHS WELLCOME CO.


                                    By: /S/David Barry
                                       ---------------
                                           David Barry
                                  Vice President-Research,
                                            Development and Medical

                                    STERLING WINTHROP INC.


                                    By: /S/George Doherty
                                       ------------------
                                           George Doherty
                                          Vice President Business
                                            Development